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                                                                     EXHIBIT 4.1

[ART APPEARS HERE]

                       [LOGO APPEARS HERE]                     COMMON STOCK
                                                                   SHARES

NUMBER                     PACER INTERNATIONAL, INC.

                                                             SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                            CUSIP 69373F 10 0

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that







is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE
OF

                           PACER INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate duly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:



                         [CORPORATE SEAL APPEARS HERE]

    [SIGNATURE APPEARS HERE]                           [SIGNATURE APPEARS HERE]
    ------------------------                           ------------------------
    SECRETARY                                          CHAIRMAN AND CHIEF
                                                       EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
              FIRSTAR TRUST COMPANY
                          TRANSFER AGENT AND REGISTRAR

BY

                                                AUTHORIZED SIGNATURE


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AMERICAN BANK NOTE COMPANY            JULY 21, 1998 fm
3504 ATLANTIC AVENUE
SUITE 12                                057835fc
LONG BEACH, CA  90807
(562) 989-2393
(FAX) (562) 426-7450   400-19X    Proof ______  REV 1
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                           PACER INTERNATIONAL, INC.

    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common
    TEN ENT -- as tenants by their entireties
    JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

    UNIF GIFT MIN ACT --              Custodian
                         ------------           -------------
                            (Cust)                 (Minor)

                         under Uniform Gifts to Minors
                         Act
                             --------------------------------
                                          (State)

    UNIF TRF MIN ACT --                  Custodian (until age ____)
                        ----------------
                            (Cust)

                                          under Uniform Transfers
                        ----------------
                            (Minor)

                        to Minors Act
                                        -----------------------
                                                (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------


------------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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_______________________________________ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________


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        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
NOTICE: WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
        ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
   ------------------------------------------------------
THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM. PURSUANT TO S.E.C. RULE 17Ad-15.